UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

450 Wireless Blvd.,  Hauppauge, NY    11788

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

1/31

Date of reporting period:7/31/09

Item 1.  Reports to Stockholders.

The Biondo Growth Fund

Semi-Annual Report

July 31, 2009

1-800-672-9152

www.thebiondogroup.com

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

Dear Fellow Shareholder,

The first half of 2009 was yet another volatile period for the US equity markets.  Due to the strong rebound in equities during the second quarter, most investors would agree that the future looks better than it did just a few months ago.  Attention has turned from the imminent collapse and nationalization of the entire banking system to signs of stabilization in worldwide economies.  Despite this shift, few investors are overly bullish.  Economic signals remain mixed and even the most optimistic of economists have the recession continuing through this year.  The skeptics argue that stock prices have gotten ahead of their fundamentals due to the more than 30% rally off the March lows.  Over the final two weeks of the quarter, equity markets have retreated from their highs and the possibility of a further retrenchment in the very near term is realistic.

This leaves investors in a difficult position.  Many investors pulled out of the equity markets in the November to March period, only to watch one of the strongest rallies in history.  Even bulls would agree that a 30% gain in a matter of a few months is unusual and unsustainable and many bright thinkers believe that economic growth going forward will be more challenged than the pre-crash environment.

There are many concerns that investors have to deal with.  Due to unprecedented monetary stimulus from the Federal Reserve, many have legitimate concerns over future inflation.  At the same time, unemployment is high.  Although a lagging indicator, there is little hope of a recovery in the near term.  This translates to a strapped consumer, which represents 70% of economic activity.  Businesses remain in cutback mode, which can only deliver earnings growth for so long.  Eventually, businesses need to drive top-line growth to deliver bottom-line results.  As you are well aware, it has always been our belief that in the long run, bottom-line growth is what drives stock prices higher.

As we enter the second half of 2009, there are two economic forces at play in the US.  On one hand, there has been substantial progress made in the once-frozen credit markets.  On the other hand, we have a stagnant consumer. The thawing of credit markets is an enormous positive.  Keep in mind that the credit crisis is what pushed an otherwise garden-variety recession to the edge of a worldwide depression beginning last September.  However, the economic ramifications of the credit crisis – increased unemployment, a dramatic drop in asset prices and the most severe consumer retrenchment we have witnessed in decades will take longer to recover.

This recession is officially longer than average recessions.  Despite passing the $787 billion stimulus bill back in February, the federal government has been slow to spend the money.  In fact, as of the end of June, less than 10% of the stimulus funds have been released.  This has had a negative impact on job creation, which was the major thrust of the administration’s plan.  As we anticipate housing prices have officially reached bottom, so too do we declare this recession as over.  While this will not be officially declared for several more months, ample evidence exists to confirm our beliefs.

As in all economic contractions, the upshot of this discipline comes when the turn does come, which inevitably it always does.  At these fulcrum points, businesses do indeed experience top-line growth.  Due to the cost controls, this delivers higher profit margins and, therefore, more rapid earnings growth than is typical.  This, coupled with many companies trading at depressed valuations, provides a springboard effect in share prices.  The challenge for investors is to be in before this happens with little or no certainty as to when the time is right.

In the recent past, we stated that the bottom was in for the equity markets and we continue to stand by our contention.  Despite the rally during the second quarter, we remain optimistic about future returns.  We are now entering a period in which companies will trade more on their own merit as opposed to the commodity-like action we have experienced over the past 18 months.  During that time, most stocks suffered a similar fate despite particular company fundamentals.  As the markets and the economy recover, stocks will become more and more decoupled from the “market” and will perform in a historically more typical fashion – driven by the prospects of the underlying company.

As of this writing, second quarter earnings season is well underway and we are pleased to report that our holdings have had solid results thus far. Year-to-date, as of July 31, 2009, the Biondo Growth Fund returned a positive 20.31%, the S&P 500 returned 10.97% and the Russell 3000 Growth returned 19.50%.  Since inception the Biondo Growth Fund has returned -6.60%, the S&P 500 returned -6.28% and the Russell 3000 Growth returned -4.31%.  As we add to existing positions or uncover opportunities for potential new positions, we will do so tactically.

We continue to believe that this crisis has created a meaningful time to make investments, uncertain as it has seemed at times.  While there are still issues to confront going forward, we will see many positives in the coming months that should continue to fuel the upward moves in high-quality companies.  Although we have seen a strong advance in the equity markets, high-quality growth companies continue to offer historically low valuations.

Very Truly Yours,

Joseph P. Biondo

Joseph P. Biondo

Chief Investment Officer

Senior Portfolio Manager

Before investing, please read the Biondo Growth Fund’s prospectus and shareholder reports to learn about its investment strategy and potential risks.  Mutual Fund investing involves risk including loss of principal.  An investor should also consider the Biondo Growth Fund's investment objective, risks, charges, and expenses carefully before investing. This and other information about the Biondo Growth Fund is contained in the fund's prospectus, which can be obtained by calling toll free 877-246-6367. Please read the prospectus carefully before investing. Distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results. The Fund's investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until May 31, 2009, to ensure that the net annual fund operating expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation) will not exceed 1.50% of the Fund, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Board of Trustees (the “Board” or “Trustees”) may terminate this expense reimbursement arrangement at any time.  Please review the Fund's prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-877-BIONDOS (246-6367).

Source:  Market Street Advisors, Zephyr Style Advisors, Energy Information Administration, Decision Economics, Inc., Yahoo Finance®, thedowtheory.com, Gallup, US Dept. of Interior, McClatchy Washington Bureau.

1089-NLD-9/21/2009

The Biondo Growth Fund

PORTFOLIO REVIEW

July 31, 2009 (Unaudited)

The Fund’s performance figures* for the period ending July 31, 2009, compared to its benchmarks:

	Six Months	One Year	Inception** – July 31, 2009
The Biondo Growth Fund – Investor Shares	27.57%	-22.80%	-6.60%
S&P 500 Total Return Index	21.18%	-19.96%	-6.28%
Russell 3000 Growth Total Return Index	25.81%	-17.82%	-4.31%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.   For performance information current to the most recent month-end, please call 1-800-672-9152.

** Inception date is May 3, 2006.

The Fund’s Top Ten Sectors are as follows:

Sectors	% of Net Assets
Biotechnology	15.5%
Healthcare-Products	11.6%
Computers	8.6%
Banks	8.5%
Oil & Gas	6.1%
Oil & Gas Services	5.5%
Telecommunications	4.3%
Cosmetics/Personal Care	3.9%
Commercial Services	3.8%
Internet	3.7%
Other, Cash & Cash Equivalents	28.5%
100.00%

	The Biondo Growth Fund
	PORTFOLIO OF INVESTEMENTS
	July 31, 2009 (Unaudited)
Shares		Value
	COMMON STOCK - 94.9%
	AEROSPACE/DEFENSE - 2.4%
28,750	Boeing Co.	$ 1,233,663

	AUTO MANUFACTURERS - 2.4%
150,000	Ford Motor Co. *	1,200,000

	BANKS - 8.5%
10,000	Goldman Sachs Group, Inc. (The)	1,633,000
70,000	JPMorgan Chase & Co.	2,705,500
		4,338,500

	BEVERAGES - 2.8%
25,000	PepsiCo, Inc.	1,418,750

	BIOTECHNOLOGY - 15.5%
32,000	Amgen, Inc. *	1,993,920
50,000	Cubist Pharmaceuticals, Inc. *	993,500
40,000	Genzyme Corp. *	2,075,600
25,000	Illumina, Inc. *	903,500
21,000	United Therapeutics Corp. *	1,945,020
		7,911,540

	CHEMICALS - 3.5%
21,250	Monsanto Co.	1,785,000

	COMMERCIAL SERVICES - 3.8%
10,000	Mastercard, Inc.	1,940,300

	COMPUTERS - 8.6%
15,000	Apple, Inc. *	2,450,850
25,000	Research In Motion, Ltd. *	1,900,000
		4,350,850

	COSMETICS/PERSONAL CARE - 3.9%
27,500	Colgate-Palmolive Co.	1,992,100

See accompanying notes to financial statements.

	The Biondo Growth Fund
	PORTFOLIO OF INVESTEMENTS (Continued)
	July 31, 2009 (Unaudited)
Shares		Value
	ELECTRICAL COMPONENTS & EQUIPMENT - 2.7%
42,500	SunPower Corp. *	$ 1,368,500

	ENGINEERING & CONSTRUCTION - 2.0%
45,000	Foster Wheeler, Ltd. *	1,039,500

	HEALTHCARE-PRODUCTS - 11.6%
15,000	Idexx Laboratories, Inc. *	747,300
18,500	Intuitive Surgical, Inc. *	4,205,420
22,500	NuVasive, Inc. *	931,275
		5,883,995
	INSURANCE - 2.2%
350	Berkshire Hathaway, Inc. Class B *	1,113,175

	INTERNET - 3.7%
4,250	Google, Inc. *	1,882,962

	MACHINERY-CONSTRUCTION & MINING - 2.6%
45,000	Bucyrus International, Inc.	1,326,600

	OIL & GAS - 6.1%
27,500	Murphy Oil Corp.	1,600,500
32,500	Range Resources Corp.	1,508,325
		3,108,825
	OIL & GAS SERVICES - 5.5%
50,000	Dresser-Rand Group, Inc. *	1,455,500
25,000	Schlumberger, Ltd.	1,337,500
		2,793,000

	RETAIL - 2.8%
42,500	CVS Caremark Corp.	1,422,900

	TELECOMMUNICATIONS - 4.3%
47,500	QUALCOMM, Inc.	2,194,975

	TOTAL COMMON STOCK (Cost $47,494,378)	48,305,135

See accompanying notes to financial statements.

	The Biondo Growth Fund
	PORTFOLIO OF INVESTEMENTS (Continued)
	July 31, 2009 (Unaudited)
Principal		Value
	BONDS & NOTES - 1.0%
	DIVERSIFIED FINANCIAL SERVICES NOTE - 1.0%
$ 600,000	Goldman Sachs Capital 6.345%, Due 2/15/34
	(Cost $407,721)	$ 522,553
Shares
	SHORT-TERM INVESTMENTS - 4.0%
	MONEY MARKET FUND - 4.0%
2,058,261	Milestone Treasury Obligations Portfolio - Institutional Class, 0.01%**, 8/3/09
	(Cost $2,058,261)	2,058,261

	TOTAL INVESTMENTS - 99.9% (Cost $49,960,360) (a)	$ 50,885,949
	OTHER ASSETS & LIABILITIES - 0.1%	10,623
	NET ASSETS - 100%	$ 50,896,572

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized Appreciation:	$ 6,441,966
	Unrealized Depreciation:	(5,516,377)
	Net Unrealized Appreciation:	$ 925,589

* Non-income producing security.
** Money market fund; interest rate reflects seven-day effective yield on July 31 ,2009.

See accompanying notes to financial statements.

The Biondo Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2009 (Unaudited)

ASSETS
Investment securities:
At cost	$ 49,960,360
At value	$ 50,885,949
Receivable for Fund shares sold	78,285
Dividends and interest receivable	34,766
Prepaid expenses and other assets	14,649
TOTAL ASSETS	51,013,649

LIABILITIES
Payable for investments purchased	37,499
Investment advisory fees payable	34,051
Fees payable to other affiliates	14,797
Distribution (12b-1) fees payable	9,934
Accrued expenses and other liabilities	20,796
TOTAL LIABILITIES	117,077
NET ASSETS	$ 50,896,572

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 67,315,432
Accumulated net investment loss	(120,425)
Accumulated net realized loss from security transactions and options transactions	(17,224,024)
Net unrealized appreciation of investments	925,589
NET ASSETS	$ 50,896,572

Shares of beneficial interest outstanding - Investor Class	6,509,341

Net asset value (Net assets ÷ Shares outstanding), offering price and
redemption price per share (a)	$ 7.82

(a) Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

The Biondo Growth Fund
STATEMENT OF OPERATIONS
For the Six Months Ended July 31, 2009 (Unaudited)

INVESTMENT INCOME
Interest	$ 13,834
Dividends	185,916
TOTAL INVESTMENT INCOME	199,750

EXPENSES
Investment advisory fees	208,064
Distribution (12b-1) fees	52,016
Administrative services fees	25,224
Custodian fees	17,439
Accounting services fees	15,372
Transfer agent fees	10,413
Professional fees	8,679
Registration fees	4,879
Compliance officer fees	4,215
Shareholder Reporting Expense	3,720
Trustees' fees and expenses	1,720
Other expenses	1,240
TOTAL EXPENSES	352,981

Fees waived by the Advisor	(40,971)

NET EXPENSES	312,010
NET INVESTMENT LOSS	(112,260)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(4,114,533)
Net realized gain from options written	2,774
Net change in unrealized appreciation (depreciation) of investments	14,894,452
Net change in unrealized appreciation (depreciation) on options written	(290)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	10,782,403

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 10,670,143

See accompanying notes to financial statements.

The Biondo Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months
	Ended	For the
	July 31,	Year Ended
	2009	January 31,
	(Unaudited)	2009
FROM OPERATIONS
Net investment loss	$ (112,260)	$ (307,856)
Net realized loss from security transactions	(4,114,533)	(13,930,340)
Net realized gain from options written	2,774	1,517,797
Net change in unrealized appreciation (depreciation) of investments	14,894,452	(15,617,274)
Net change in unrealized appreciation (depreciation) of options written	(290)	(100,406)
Net increase (decrease) in net assets resulting from operations	10,670,143	(28,438,082)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	4,064,843	12,361,352
Net asset value of shares issued in
reinvestment of distributions to shareholders	-	-
Payments for shares redeemed	(1,914,373)	(8,394,454)
Redemption fee proceeds	23	3
Net increase in net assets from shares of beneficial interest	2,150,493	3,966,901

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,820,636	(24,471,181)

NET ASSETS
Beginning of Period	38,075,936	62,547,117
End of Period*	$ 50,896,572	$ 38,075,936
* Includes accumulated net investment loss of:	$ (120,425)	$ (8,165)

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	611,942	1,310,103
Shares Reinvested	-	-
Shares Redeemed	(309,070)	(994,699)
Net increase in shares of beneficial interest outstanding	302,872	315,434

See accompanying notes to financial statements.

The Biondo Growth Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months
	Ended		Year		Year		Period
	July 31,		Ended		Ended		Ended
	2009		January 31,		January 31,		January 31,
Investor Class	(Unaudited)		2009		2008		2007 (1)
Net asset value,
beginning of period	$ 6.13		$ 10.62		$ 10.61		$ 10.00

Activity from investment operations:
Net investment income (loss)	(0.02)		(0.05)		(0.02)		0.04
Net realized and unrealized
gain (loss) on investments	1.71		(4.44)		0.27		0.61
Total from investment operations	1.69		(4.49)		0.25		0.65

Paid-in-Capital from
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)

Less distributions from:
Net investment income	-		-		-		(0.04)
Net realized gains	-		-		(0.24)		-
Total distributions	-		-		(0.24)		(0.04)

Net asset value, end of period	$ 7.82		$ 6.13		$ 10.62		$ 10.61

Total return (2)	27.57%	(6)	(42.28)%		2.14%		6.53%	(6)

Net assets, end of period (000s)	$ 50,897		$ 38,076		$ 62,547		$ 45,778

Ratio of gross expenses to average
net assets (3)	1.70%	(5)	1.61%		1.62%		1.90%	(5)
Ratio of net expenses to average
net assets	1.50%	(5)	1.50%		1.50%		1.50%	(5)
Ratio of net investment income (loss)
to average net assets	(0.54)%	(5)	(0.54)%		(0.26)%		0.63%	(5)

Portfolio Turnover Rate	26%	(6)	45%		49%		8%	(6)

(1) The Biondo Growth Fund commenced operations on May 3, 2006.
(2) Total returns shown exclude the effect of applicable redemption fees.
(3)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.
(4) Amount represents less than $0.01 per share.
(5) Annualized.
(6) Not annualized.

See accompanying notes to financial statements.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS

July 31, 2009 (Unaudited)

1.

ORGANIZATION

The Biondo Growth Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.   The Fund currently offers the Investor Class shares.  The Fund seeks capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s investment advisor to have above-average future growth potential relative to their peers.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Options contracts listed on securities exchange or board of trade  for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported bid price on the valuation date.   Index options and options not listed on a security exchange or board of trade shall be valued at the last reported bid price on the valuation date.   If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Fund’s Board of Trustees (the “Board”) on a quarterly basis, in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Short-term debt obligations having 60 days or less remaining

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2009 (Unaudited)

until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of July 30, 2009 for the Fund’s assets and liabilities measured at fair value:

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2009 (Unaudited)

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 48,305,135	$ -	$ -	$ 48,305,135
Bond & Notes	-	522,553	-	522,553
Money Market Funds	-	2,058,261	-	2,058,261
Total	$ 48,305,135	$ 2,580,814	$ -	$ 50,885,949

The Fund did not hold any level 3 securities during the period.

New Accounting Pronouncements - In June 2009, the Financial Accounting Standards Board (“FASB”) issued SFAS 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“SFAS 168”).  SFAS 168 replaces SFAS 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards CodificationTM (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP.  All guidelines contained in the Codification carry an equal level of authority.  On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards.  All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative.  SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  Management is currently evaluating the impact the adoption of SFAS 168 will have on the reporting of the Fund’s financial statements.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.   Dividends and distributions to shareholders are recorded on ex-dividend date.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2009 (Unaudited)

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  Effective December 31, 2007, the Fund became subject to the Financial Accounting Standards Board (“FASB”) FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Fund’s 2009 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2009 (Unaudited)

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.   With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Fund during the six months ended July 31, 2009, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	155	$ 71,315
Options written	225	43,700
Options exercised	-	-
Options expired	(50)	(19,850)
Options closed	(330)	(95,165)
Options outstanding, end of period	-	$ -

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2009 (Unaudited)

4.

INVESTMENT TRANSACTIONS

For the six months ended July 31, 2009, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $11,384,357 and $10,430,226, respectively.

5. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund. Biondo Investment Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until May 31, 2010, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.50% per annum of the Fund’s average daily net assets for the Investor Class shares.   For the six months ended July 31, 2009, the Advisor waived expenses in the amount of $40,971.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2009 (Unaudited)

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to the Investor Class shares are subsequently less than 1.50% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.50% of average daily net assets. If Fund Operating Expenses attributable to the Investor Class shares subsequently exceed 1.50% per annum of the average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

As of January 31, 2009, the Advisor has $228,162 of waived expenses that may be recovered as follows: $97,316 to be recovered no later than January 31, 2010; $67,082 to be recovered no later than January 31, 2011 and; $63,764 to be recovered no later than January 31, 2012.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Investor Class shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Investor Class shares.   The Distributor is an affiliate GFS.

Each Fund pays its pro rata share of a total fee of $7,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2009 (Unaudited)

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting, transfer agency and custody administration services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 per annum or

-

10 basis points or 0.10% per annum on the first $100 million in net assets

-

8 basis points or 0.08% per annum on the next $150 million in net assets

-

6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges.   The annual minimum is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

Custody Administration. Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services.   GFS’s share of such fees collected for the six months ended July 31, 2009 was $1,541.  The Custody fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2009 (Unaudited)

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee of $10,000, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the six months ended July 31, 2009, the Fund incurred expenses of $4,215 for compliance services pursuant to the Trust’s Agreement with NLCS.    Such fees would be included in the line item marked “Compliance Officer Fees” on the Statement of Operations in this shareholder report.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the six months ended July 31, 2009, GemCom collected amounts totaling $5,216 for EDGAR and printing services performed.   Such fees would be included in the line item marked “Printing and Postage Expenses” on the Statement of Operations in this shareholder report.

6.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the six months ended July 31, 2009, the Fund assessed $23 in redemption fees.

7. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax-character of Fund distributions for the following periods was as follows:

The difference between the book basis and tax basis character of distributions as of January 31, 2008 is attributable to the reclassification of short-term capital gains to ordinary income.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2009 (Unaudited)

As of January 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on straddles and wash sales.  The difference between book basis and tax basis undistributed ordinary income is attributable to the unamortized portion of organizational expenses for tax purposes of $8,165.

At January 31, 2009, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains through January 31, 2017 of $4,637,632.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $8,351,605 of such capital losses.

Permanent book and tax differences, attributable to net operating losses, resulted in reclassification for the period ended January 31, 2009 as follows: a decrease in paid-in capital of $308,524 and a decrease in accumulated net investment loss of $308,524.

8.  SUBSEQUENT EVENTS

In May of 2009, the FASB issued SFAS 165, Subsequent Events” (“SFAS 165”).   The Fund has adopted SFAS 165 with these financial statements.   SFAS 165 requires the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   In addition, SFAS 165 requires the Fund to disclose the date through which subsequent events have been evaluated.   Management has evaluated subsequent events through the issuance of these financial statements on September 29, 2009, and has noted no such events.

The Biondo Growth Fund

EXPENSE EXAMPLES

July 31, 2009 (Unaudited)

As a shareholder of the Biondo Growth Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in The Biondo Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 through July 31, 2009.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on The Biondo Growth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Investor Class	Beginning Account Value 2/1/09	Ending Account Value 7/31/09	Expenses Paid During Period 2/1/09 – 7/31/09	Expense Ratio During Period ** 2/1/09- 7/31/09
Actual	$1,000.00	$1,275.70	$8.46*	1.50%

	Beginning Account Value 2/1/09	Ending Account Value 7/31/09	Expenses Paid During Period 2/1/09- 7/31/09	Expense Ratio During Period ** 2/1/09- 7/31/09
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50*	1.50%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**Annualized.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-672-9152 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-672-9152.

INVESTMENT ADVISOR

Biondo Investment Advisors, LLC

544 Routes 6 & 209, PO Box 909

Milford, Pennsylvania 18337

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

10/7/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

10/7/09

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

10/7/09